Earnings per Unit:	12 Months Ended
Dec. 31, 2016
Earnings Per Unit
Earnings per Unit:
10. Earnings per Unit:
The Partnership calculates earnings per unit by allocating distributed and undistributed net income/ (losses) for each period to common, subordinated and general partner units, after adjusting for the effect of preferred distributions, only to the extent that they are earned. Any undistributed earnings for the period are allocated to the various unitholders based on the distribution waterfall for cash available for distribution specified in Dynagas Partners' partnership agreement, as generally prescribed in Note 9 above. Where distributions relating to the period are in excess of earnings, the deficit is also allocated according to the cash distribution model. The sum of the distributed amounts and the allocation of the undistributed earnings or deficit to each class of unitholders is divided by the weighted average number of units outstanding during the period. Diluted earnings per unit, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional units that would then share in the Partnership's net earnings. The Partnership had no dilutive instruments in the years ended December 31, 2016, 2015 and 2014.
The calculations of the basic and diluted earnings per common unit are presented below:
	Year ended December 31,
	2016	2015	2014
Partnership's Net income	$66,854	$60,050	$50,561
Less:
Net Income attributable to preferred unitholders	6,750	3,019	—
Net Income attributable to subordinated unitholders	25,323	24,028	22,170
General Partner's interest in Net Income	129	125	68
Net income attributable to common unitholders	$34,652	$32,878	$28,323
Weighted average number of common units outstanding, basic and diluted	20,505,000	20,505,000	17,964,288
Earnings per common unit, basic and diluted	$1.69	$1.60	$1.58